U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2007

MORTGAGEBROKERS.COM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

333-105778
(Commission File No.)

 Delaware  (State or other jurisdiction of  incorporation or organization)
05-0554486 (IRS Employer Identification No.)

260 Edgeley Boulevard, Suite 11, Concord, Ontario L4K 3Y4
(Address of principal executive offices)

(877) 410-4848
(Registrant’s telephone number)

Not applicable
(Former Name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

 [  ]
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [  ]
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 29, 2007, the Company issued a press release, a copy of which is being filed herewith as Exhibit 99.1

Item 9.01.  Financial Statements and Exhibits

The following are filed as exhibits to this report:

                Exhibit No.                                 Description of Document

                99.1                                             Press Release dated November 29, 2007

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                     MORTGAGEBROKERS.COM HOLDINGS, INC.

Date:  November 29, 2007                                   By: /s/  Alex Haditaghi
                                                                                     Alex Haditaghi
                                                                                     Chief Executive Officer